Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (this “Amendment”) is entered into by and among TEXAS CAPITAL BANK, a Texas state bank, as Administrative Agent and L/C Issuer, the Lenders under the Existing Credit Agreement (as defined below) that are signatories hereto, DBR LAND LLC, a Delaware limited liability company, as Borrower, DBR REIT LLC, a Delaware limited liability company, as a Guarantor, DBR DESERT LLC, a Delaware limited liability company, as a Guarantor, DBR REEVES LLC, a Delaware limited liability company, as a Guarantor, DELAWARE BASIN RANCHES INC., a Texas corporation, as a Guarantor, PLATFORM WATER SERVICES, LLC, a Texas limited liability company, as a Guarantor, and PECOS RENEWABLES LLC, a Delaware limited liability company, as a Guarantor, and is dated October 3, 2025 (the “Third Amendment Effective Date”).

R E C I T A L S:

WHEREAS, the Borrower, the Guarantors, Administrative Agent, L/C Issuer and the Lenders are party to that certain Credit Agreement dated July 3, 2023 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”); and

WHEREAS, Borrower previously sold all of its Equity Interests in DBR Solar LLC, a Delaware limited liability company (“DBR Solar”) in accordance with the terms of Section 7.8(k) of the Existing Credit Agreement, and Administrative Agent released DBR Solar as a Guarantor and pledgor pursuant to Section 10.9(a)(iii) of the Existing Credit Agreement and that certain Guarantor Release Agreement dated September 5, 2025 between Borrower, Administrative Agent and DBR Solar; and

WHEREAS, Platform Water Services, LLC, a Texas limited liability company (“Platform Water”), became an additional Loan Party and a Guarantor pursuant to that certain Joinder Agreement dated January 17, 2025 between Borrower, Administrative Agent and Platform Water; and

WHEREAS, it is proposed that PubCo, Holdings and the contributor identified therein and identified to Administrative Agent prior to the date hereof, and certain other seller-related parties, will enter into that certain Purchase, Sale and Contribution Agreement, to be dated as of October 3, 2025, pursuant to which Holdings and/or one or more Loan Parties will acquire and receive certain assets (the “Proposed Transaction”); and

WHEREAS, Borrower has requested that the Lenders amend the Existing Credit Agreement to add a new delayed draw term loan facility to finance the Proposed Transaction; and

WHEREAS, the Lenders are willing to amend the Existing Credit Agreement and agree to such delayed draw term loan facility under the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Guarantors, Administrative Agent, L/C Issuer and the Lenders hereby agree as follows:

1.
Definitions. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit

46735500v.14

Agreement after giving effect to this Amendment. Unless otherwise indicated, all references to sections in this Amendment refer to sections in the Credit Agreement.
2.
Amendments to Credit Agreement. Subject to satisfaction of the conditions to effectiveness set forth in Section 3 of this Amendment, the parties hereto agree that, effective as of the Third Amendment Effective Date:
(a)
the Existing Credit Agreement (other than the signature pages, Exhibits and Schedules thereto) is hereby amended and restated in its entirety to read as set forth in the attached Annex A;
(b)
Schedule 2.1 to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 2.1 attached to this Amendment;
(c)
There is hereby added a new Exhibit F-3 to the Existing Credit Agreement as set forth on Exhibit F-3 attached to this Amendment; and
(d)
the aggregate Second DDTL Commitments (as such term is defined in the Credit Agreement after giving effect to this Amendment) are hereby established in a total amount of $200,000,000. Neither the Administrative Agent nor any Lender shall have any duty to advance any Second Delayed Draw Term Loan unless and until all conditions set forth in Section 4.4 of the Credit Agreement, as amended by this Amendment, shall have been fully satisfied.
3.
Conditions to Effectiveness. This Amendment shall be effective as of the Third Amendment Effective Date, provided that the Administrative Agent shall have received the following, in each case in form and substance satisfactory to the Administrative Agent:
(a)
Third Amendment to Credit Agreement. Counterparts of this Amendment executed by Borrower, the Guarantors, Holdings, Administrative Agent and the Lenders;
(b)
Officer’s Certificate. A certificate of a Responsible Officer of each Loan Party and Holdings certifying:
(i)
that no consents, licenses or approvals (other than the resolutions delivered pursuant to clause (iii) below) are required in connection with the execution, delivery and performance of this Amendment and the other documents and agreements contemplated hereby to which such Person is a party;
(ii)
a certificate of incumbency stating the names of the individuals or other Persons authorized to sign this Amendment and each of the other Loan Documents to which each Loan Party or Holdings is or is to be a party (including the certificates contemplated herein) on behalf of such Person together with specimen signatures of such individual Persons;
(iii)
the governing documents of such Loan Party and Holdings or that there have been no changes to the governing documents of such Person from those certified to Administrative Agent on July 3, 2023; and
(iv)
copies of minutes or resolutions of the sole member or manager (or other governing authority) of each Loan Party and Holdings (and, if the ultimately governing authority of such entities is itself an entity, then of its governing authority, and so forth until the relevant governing authority is comprised of natural persons) which authorize the execution, delivery, and performance by such Person of this Amendment and the other Loan Documents contemplated hereby to which such Person is or is to be a party;
(c)
Notes. Additional Notes executed by Borrower in favor of each Second DDTL Lender requesting such Notes;
(d)
Fee Letter. A supplemental Fee Letter executed by Borrower setting forth its obligation to pay such additional fees as Administrative Agent may require;
(e)
Solvency Certificate. A solvency certificate signed by the chief financial officer of Borrower (or another Responsible Officer of Borrower acceptable to Administrative Agent);
(f)
Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation or organization of each Loan Party and Holdings as to the existence and good standing of such Person as of a date reasonably acceptable to Administrative Agent;
(g)
Lien Searches. The results of UCC searches showing all financing statements and other documents or instruments on file against each Loan Party and Holdings in the appropriate filing offices, such search to be as of a date reasonably acceptable to Administrative Agent and reflecting no Liens against any of the intended Collateral other than Permitted Liens;
(h)
Opinions of Counsel. A favorable opinion of Vinson & Elkins LLP, legal counsel to the Loan Parties and Holdings, addressed to Administrative Agent, the Lenders and L/C Issuer and dated the Third Amendment Effective Date, in form and substance satisfactory to Administrative Agent, with respect to such matters as Administrative Agent may reasonably request;
(i)
Borrowing Requests. With respect to any Loans to be advanced on the Third Amendment Effective Date, if any, a Term Loan Borrowing Request and/or a Revolving Credit Borrowing Request, as applicable;
(j)
Closing Fees. Evidence that all fees required to be paid to Administrative Agent and/or the Lenders on or before the Third Amendment Effective Date (including those contemplated by the Fee Letter required by clause (d) preceding) have been paid or will be paid out of the proceeds of any Borrowing made on the Third Amendment Effective Date;
(k)
Attorneys’ Fees and Expenses. Evidence that the costs and expenses (including attorneys’ fees) referred to in Section 11.1 of the Credit Agreement, to the extent invoiced at least one (1) Business Day prior to the Third Amendment Effective Date, shall have been paid in full by Borrower;
(l)
Legal Due Diligence. Administrative Agent and its counsel shall have completed all business, legal and regulatory due diligence; and
(m)
KYC Information; Beneficial Ownership Information. Such updated documentation and other information requested by Administrative Agent as it deems necessary in order to comply with requirements of any Anti-Corruption Laws and Anti-Terrorism Laws, including, without limitation, the PATRIOT Act and any applicable “know your customer” rules and regulations, and, to the extent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, an updated Beneficial Ownership Certification in relation to Borrower.

Administrative Agent may accept pdfs of executed versions of the above agreements and instruments for purposes of closing, provided, that originals of all such agreements and instruments shall be delivered to Administrative Agent or its counsel in such number of original counterparts as Administrative Agent may reasonably request not later than five (5) Business Days following the Third Amendment Effective Date. For purposes of determining compliance with the conditions set forth in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or be satisfied with, each document or other matter required thereunder to be consented to or approved by or be acceptable or satisfactory to a Lender unless Administrative Agent shall have received notice from such Lender prior to the proposed Third Amendment Effective Date specifying its objection thereto. Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 11.10 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

4.
Security Instruments. The Lenders hereby authorize Administrative Agent to enter into the amendments to, or amendments or restatements of, the existing Mortgages as contemplated by Section 6.15(b) of the Credit Agreement (as amended hereby).
5.
Post-Closing Covenant. Not later than thirty (30) days following the date of this Amendment (or such later date as Administrative Agent may agree), Borrower shall deliver to Administrative Agent updated insurance certificates demonstrating compliance with the requirements of Section 6.5 of the Credit Agreement.
6.
Further Assurances. Each Loan Party shall, and shall cause each of its Restricted Subsidiaries and each other Loan Party to, execute and deliver such further agreements and instruments and take such further action as may be reasonably requested by Administrative Agent or any Lender to carry out the provisions and purposes of this Amendment and the other Loan Documents and to create, preserve, and perfect the Liens of Administrative Agent in the Collateral.
7.
Benefit of Conditions. All of the conditions in this Amendment and the Credit Agreement are solely for the benefit of Administrative Agent and the Lenders, and no Person other than Administrative Agent and the Lenders may rely thereon or insist on compliance therewith.
8.
Ratification. Each Loan Party hereby ratifies all of its Obligations under the Existing Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party shall continue in full force and effect after giving effect to this Amendment. Without limiting the generality of the foregoing, each Loan Party hereby confirms, ratifies and agrees that (i) the Security Agreement dated July 3, 2023 and executed by the Loan Parties in favor of the Administrative Agent remains in full force and effect (other than with respect to DBR Solar, which has been released as described in the Recitals hereto), (ii) the modifications to the Existing Credit Agreement and the other Loan Documents contemplated hereby do not constitute a novation, and (iii) the security interests granted under the aforementioned Security Agreement continue to secure the Obligations with their original priority, as such Obligations are being increased pursuant to the Second DDTL Commitments contemplated by this Amendment. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that, pursuant to the terms of the Guaranty, each Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations, as such Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantors under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents. Nothing in this Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of the Lenders created by or contained in any of such documents nor is the Borrower released from any covenant, warranty or obligation created by or contained therein.
9.
Representations and Warranties. The Borrower hereby represents and warrants to Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms, (c) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower, (d) all of the representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects (or in the case of such representations and warranties that contain a materiality qualification, in all respects) on and as of the date of this Amendment, in each case with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in the case of such representations and warranties that contain a materiality qualification, in all respects) as of such earlier date and (e) no Default or Event of Default has occurred that is continuing.
10.
RELEASE OF CLAIMS. Each of the Borrower and the Guarantors, for itself, its successors and assigns and all those at interest therewith (collectively, the “Releasing Parties”), jointly and severally, hereby voluntarily and forever, RELEASE, DISCHARGE AND ACQUIT Administrative Agent, the Lenders and their respective officers, directors, shareholders, employees, agents, successors, assigns, representatives, affiliates and insurers (sometimes referred to below collectively as the “Released Parties”) and all those at interest therewith of and from any and all claims, causes of action, liabilities, damages, costs (including, without limitation, attorneys’ fees and all costs of court or other proceedings), and losses of every kind or nature at this time known or unknown, direct or indirect, fixed or contingent, which the Releasing Parties, have or hereafter may have arising out of any act, occurrence, transaction, or omission occurring from the beginning of time to the date of execution of this Amendment if related to the Loan Documents (the “Released Claims”), except that (i) the future duties and obligations of the Lenders under the Loan Documents and the rights of the Loan Parties to their respective funds on deposit with the Lenders shall not be included in the term Released Claims and (ii) the right of Borrower to require the correction of manifest accounting errors and similar administrative errors shall not be included in the term Released Claims. IT IS THE EXPRESS INTENT OF THE RELEASING PARTIES THAT THE RELEASED CLAIMS SHALL INCLUDE ANY CLAIMS OR CAUSES OF ACTION ARISING FROM OR ATTRIBUTABLE TO THE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE RELEASED PARTIES.
11.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by e-mail, facsimile transmission, electronic mail in “portable document format” (“.pdf”) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being sent shall be effective as a delivery of a manually executed counterpart of this Amendment.
12.
Effect. This Amendment is one of the Loan Documents. Except as amended hereby, the Existing Credit Agreement shall remain unchanged and in full force and effect, and the Loan Parties hereby ratify the terms of the Credit Agreement (as amended hereby), including without limitation the provisions of Section 11.12 and Section 11.18 thereof, which are incorporated herein, mutatis mutandis.

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ENTIRE AGREEMENT. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

IN WITNESS WHEREOF, this Amendment is deemed executed effective as of the date first above written.

BORROWER:

DBR LAND LLC

By:	/s/ Scott McNeely
Print:	Scott McNeely
Title:	Executive Vice President, Chief Financial Officer

GUARANTORS:

DBR REIT LLC
DBR DESERT LLC
DBR REEVES LLC
DELAWARE BASIN RANCHES INC.
PLATFORM WATER SERVICES, LLC
PECOS RENEWABLES LLC

By:	/s/ Scott McNeely
Print:	Scott McNeely
Title:	Executive Vice President, Chief Financial Officer

Signature Page – Third Amendment to Credit Agreement

ADMINISTRATIVE AGENT and L/C ISSUER:

TEXAS CAPITAL BANK

By:	/s/ Casey Lowary
Print:	Casey Lowary
Title:	Managing Director

Signature Page – Third Amendment to Credit Agreement

TEXAS CAPITAL BANK, as a Lender

By:	/s/ Casey Lowary
Print:	Casey Lowary
Title:	Managing Director

Signature Page – Third Amendment to Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Print:	Sydney G. Dennis
Title:	Director

Signature Page – Third Amendment to Credit Agreement

CADENCE BANK, as a Lender

By:	/s/ Homer Jordan
Print:	Homer Jordan
Title:	Senior Vice President

Signature Page – Third Amendment to Credit Agreement

CAPITAL FARM CREDIT, ACA, as a Lender
and as Title Agent

By:	/s/ Vladimir Kolesnikov
Print:	Vladimir Kolesnikov
Title:	Capital Markets Director

Signature Page – Third Amendment to Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Andrew B. Vernon
Print:	Andrew Vernon
Title:	Authorized Signatory

Signature Page – Third Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Emily Board
Print:	Emily Board
Title:	Vice President

Signature Page – Third Amendment to Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ Larry Washington
Print:	Larry Washington
Title:	Director

Signature Page – Third Amendment to Credit Agreement

Executed for the limited purposes of (a) acknowledging the foregoing Amendment, (b) confirming, ratifying and agreeing that (i) the Pledge Agreement remains in full force and effect, (ii) the modifications to the Credit Agreement and the other Loan Documents contemplated hereby do not constitute a novation, and (iii) the security interests granted under the Pledge Agreement continue to secure the Obligations with their original priority, as such Obligations may be increased from time to time pursuant to the increased commitments contemplated by this Amendment, and (c) agreeing that it shall not take any action, or require any Loan Party to take any action, that would contravene Section 7.1(g) or Section 7.4(f) or (g) of the Credit Agreement (as modified by this Amendment).

DBR LAND HOLDINGS LLC

By:	/s/ Scott McNeely
Print:	Scott McNeely
Title:	Executive Vice President, Chief Financial Officer

Signature Page – Third Amendment to Credit Agreement

SCHEDULE 2.1

Commitments and Applicable Percentages

Lender	Revolving Credit Commitment	RCC Applicable Percentage	Initial Term Loan Commitment[1]	DDTL Contingent Commitment[2]	Second DDTL Commitment	Total Commitment[3]	Total Credit Exposure Percentage[4]
Texas Capital Bank	$22,500,000.00	22.500000000%	$22,500,000.00	$0.00	$35,000,000.00	$80,000,000.00	12.255487101%
Wells Fargo Bank, N.A.	$15,000,000.00	15.000000000%	$30,000,000.00	$0.00	$35,000,000.00	$80,000,000.00	12.233346169%
Cadence Bank	$15,000,000.00	15.000000000%	$25,000,000.00	$0.00	$20,000,000.00	$60,000,000.00	9.167629315%
Capital Farm Credit, ACA	$5,000,000.00	5.000000000%	$210,000,000.00	$55,000,000.00	$0.00	$270,000,000.00	40.966499807%
Citibank, N.A.	$7,500,000.00	7.500000000%	$12,500,000.00	$0.00	$32,500,000.00	$52,500,000.00	8.049351817%
Goldman Sachs Bank USA	$17,500,000.00	17.500000000%	$0.00	$0.00	$32,500,000.00	$50,000,000.00	7.701193685%
Barclays Bank PLC	$17,500,000.00	17.500000000%	$0.00	$0.00	$45,000,000.00	$62,500,000.00	9.626492106%
TOTAL	$100,000,000.00	100.000000000%	$300,000,000.00	$55,000,000.00	$200,000,000.00	$655,000,000.00	100.000000000%

1 Reflects total Initial Term Loan Commitments prior to partial paydowns that occurred subsequent to the Second Amendment Effective Date.

2 Original DDTL Contingent Commitment was in the amount of $75,000,000, $20,000,000 of which was cancelled and terminated on or about December 19, 2024 in connection with the making of the sole Delayed Draw Term Loan.

3 Reflects total original Commitments for each Lender (i.e., without giving effect to the partial paydowns of the Initial Term Loans that occurred subsequent to the Second Amendment Effective Date).

4 Reflects Total Credit Exposure Percentage for each Lender as it exists on the Third Amendment Effective Date, accounting for prior partial paydown of the Initial Term Loans. Actual Total Credit Exposure of any Lender as of any date shall be calculated as of such date as set forth in the definition for such term.

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EXHIBIT F-3

Form of Second Delayed Draw Term Loan Note

[Omitted]

ANNEX A

[Omitted]